EXHIBIT 32.2

         The following certification is provided by the undersigned Senior Vice President and Principal Financial and Accounting Officer of UnionBancorp, Inc. on the basis of such officer's knowledge and belief for the sole purpose of complying with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

                                  CERTIFICATION
                                  -------------

         In connection with the Quarterly Report of UnionBancorp, Inc. (the "Company") on Form 10-Q for the period ended March 31, 2005 as filed with the Securities and Exchange Commission on May 12, 2005 (the "Report"), I, Kurt R. Stevenson, Senior Vice President and Principal Financial and Accounting Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                    /s/ KURT R. STEVENSON
                                    ---------------------------------------
                                    Name:   Kurt R. Stevenson
                                    Title:  Senior Vice President and
                                            Principal Financial and Accounting
                                            Officer
                                    Date:   May 12, 2005

                                      32.